VOYA PARTNERS, INC.

Voya Solution Aggressive Portfolio

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Voya Solution 2065 Portfolio (collectively, the “Portfolios”)

Supplement dated February 5, 2025

to the Portfolios’ Adviser Class, Initial Class, Class R6, Service Class, and Service 2 Class Shares’

Prospectus, dated May 1, 2024, as supplemented (the “Prospectus”)

Effective immediately, the Prospectus is revised as follows:

1.The sub-section of the Prospectus entitled “Key Information About the Underlying Funds – Unaffiliated Underlying Funds” is amended to include the following:

Underlying Fund: Vanguard FTSE Emerging Markets ETF

Investment Adviser: The Vanguard Group, Inc.

Sub-Adviser(s): N/A

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund employs and indexing investment approach designed to track the performance of the FTSE Emerging Markets All Cap China A Inclusion Index.

Underlying Fund: Vanguard Total International Bond ETF

Investment Adviser: The Vanguard Group, Inc.

Sub-Adviser(s): N/A

The fund seeks to track the performance of a benchmark index that measures the investment return of non-U.S. dollar-denominated investment-grade bonds. The fund employs an indexing investment approach designed to track the performance of the Bloomberg Global Aggregate ex-USD Float Adjusted RIC Capped Index (USD Hedged).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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